PROMISSORY NOTE

--------------- -------------- -------------- -------------- ------------- -------------- ------------- -------------- -------------
   Principal      Loan Date      Maturity       Loan No.         Call       Collateral       Account       Officer       Initials
  $137,500.00    05-01-1998     05-01-2003       bl13711          1E            10                           OLS
--------------- -------------- -------------- -------------- ------------- -------------- ------------- -------------- -------------

Reference in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower:  Spurlock Adhesives, Inc. (TIN: 54-1522700)     Lender:   JAMES RIVER BANK
           P.O. Box 8                                               MAIN OFFICE
           Waverly, VA  23890                                       209 W MAIN STREET
                                                                    P. O. BOX 47
                                                                    WAVERLY, VA  23890-0047

================================================================================

Principal Amount: $137,500.00    Interest Rate: 8.250%     Date of Note:  May 1, 1998

PROMISE TO PAY. Spurlock Adhesives, Inc. ("Borrower') promises to pay to JAMES RIVER BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Thirty Seven Thousand Five Hundred & 00/100 Dollars ($137,500.00), together with interest at the rate of 8.250% per annum on the unpaid principal balance from May 1, 1998, until paid in full.

PAYMENT. Borrower will pay this loan In 59 regular payments of $1,334.23 each and one irregular last payment estimated at $110,091.79 Borrower's first payment is due June 1, 1998, and all subsequent payments are due on the same day of each month after that. Borrower's final payment due May 1, 2003, will be for all principal, accrued interest, and all other applicable fees, costs and charges, if any, not yet paid Payments include principal and interest. Interest on this
Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 7 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $50.00, whichever is less.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower' property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on the Note 4.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorney fees equal to 25.000% of the principal balance due on the Note, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. The Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either party against the other.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $24.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keog accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

COLLATERAL. This Note is secured by COMMERCIAL DEED OF TRUST AS RECORDED IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF SUSSEX COUNTY, VIRGINIA ON PROPERTY LOCATED AT 125 BANK STREET, WAVERLY, VA.

05-01-1998                       PROMISSORY NOTE                          Page 2
Loan No bl13711                    (Continued)
================================================================================

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and an other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in to collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Spurlock Adhesives, Inc.

By:     /s/ Phillip S. Sumpter            (SEAL)    By:   /s/ Irvine R. Spurlock                (SEAL)
    --------------------------------------             -----------------------------------------
     PHILLIP S. SUMPTER, CHAIRMAN AND CEO                 IRVINE R. SPURLOCK, PRESIDENT

================================================================================

ALL that certain lot piece or parcel of land lying and being situate on the East side of Bank Street in the town of Waverly, Sussex County, Virginia, and containing 0.506 acres, more or less, and being shown and designated on a certain plat of survey entitled "SURVEY AND PLAT OF PROPERTY BELONGING TO THE TOWN OF WAVERLY', made by Lee B. Carpenter, Certified Surveyor, September 21, 1959, which said plat of survey is duly recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia in Plat Book 10 at page 80 and reference to which is heremade for a more full and complete description.

LESS, SAVE, AND EXCEPT a small triangle of land containing 718.3 square feet conveyed to Commonwealth of Virginia, Department of Conservation and Economic Development, Division of Forestry, by deed dated 28 January, 1960, and duly recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia in Deed Book 59 at page 451, with plat attached and recorded in Plat Book 10 at page 95.

IT BEING the same and identical property conveyed from James River Bank to Spurlock Adhesives, Inc., by deed dated 29 April 1998 and to be recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia.

ALL that certain lot, piece or parcel of land lying and being situate on the East side of Bank Street in the town of Waverly, Sussex County, Virginia, and containing 0.506 acres, more or less, and being shown and designated on a certain plat of survey entitled "SURVEY AND PLAT OF PROPERTY BELONGING TO THE TOWN OF WAVERLY, made by Lee B. Carpenter, Certified Surveyor, September 21, 1959, which said plat of survey is duly recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia in Plat Book 10 at page 80 and reference to which is heremade for a more full and complete description.

LESS, SAVE, AND EXCEPT a small triangle of land containing 718.3 square feet conveyed to Commonwealth of Virginia, Department of Conservation and Economic Development, Division of Forestry, by deed dated 28 January, 1960, and duly recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia in Deed Book 59 at page 451, with plat attached and recorded in Plat Book 10 at page 95.

IT BEING the same and identical property conveyed from James River Bank to Spurlock Adhesives, Inc., by deed dated 29 April 1998 and to be recorded in the Clerk's Office of the Circuit Court of Sussex County, Virginia.








VIRGINIA: In the Clerk's Office of the Circuit Court of Sussex County. The foregoing instrument was this day presented in the office aforesaid and is, together with the certificate of acknowledgment annexed, admitted to record this ____ day of ______________, 19__ at _______ p.m.

                                       TESTE: ____________________________ Clerk